Exhibit 99.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement Nos. 333-191605 and 333-215518 on Form S-3, and Registration Nos. 333-214401, 333-192800, 333-163480, 333-156444, 333-140691, and 333-227913 on Form S-8 of Great Elm Capital Group, Inc. (the “Company”) of  our report dated November 21, 2018 relating to the consolidated financial statements of Valley Health Care Holdings, LLC as of and for the year ended December 31, 2017 incorporated by reference in this Amendment No. 1 to Form 8-K of the Company.

/s/ Integrated Accounting Services LLC

Phoenix, AZ

November 21, 2018